UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road
Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2019, CONMED Corporation, a New York corporation (“CONMED”), and its subsidiary Linvatec Nederland B.V., a Netherlands private limited company (besloten vennootschap), entered into the Second Amendment (the “Second Amendment”) to the Fifth Amended and Restated Credit Agreement, dated January 4, 2016 (the “Credit Agreement”), among CONMED Corporation, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, which was filed as Exhibit 10.1 to CONMED’s Current Report on Form 8-K on January 4, 2016.

The Second Amendment amends the Credit Agreement to (i) permit the previously announced acquisition by CONMED of all of the issued and outstanding common stock of Palmerton Holdings, Inc., a New York corporation, and all of the issued and outstanding equity securities of Buffalo Filter LLC, a Delaware limited liability company, each of which is a wholly owned subsidiary of Filtration Group LLC, a Delaware limited liability company (“Filtration Group”), pursuant to a Securities Purchase Agreement entered into with Filtration Group on December 13, 2018 (the “Acquisition”), as well as the related financing therefor, and (ii) make certain other amendments to facilitate CONMED’s operational flexibility in connection with the Acquisition, In addition, the Second Amendment makes certain technical changes to include customary “bail-in” and “beneficial ownership certification” provisions.

The Second Amendment was entered into by JPMorgan Chase Bank, N.A., as administrative agent and lender, each of Bank of America, N.A., Wells Fargo Bank, N.A., DNB Capital, LLC, MUFG Bank, Ltd., Citizens Bank, N.A. and HSBC Bank USA, N.A., as lenders, and DNB Bank ASA, New York Branch, as co-documentation agent, each of which is a party to the Credit Agreement. Those parties (or their affiliates) have also agreed to provide a portion of the bridge financing for the Acquisition.

The foregoing description of the Second Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Second Amendment, dated January 2, 2019, to the Fifth Amended and Restated Credit Agreement, dated January 4, 2016, among CONMED Corporation, the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President, General Counsel & Secretary

Date: January 3, 2019